EXHIBIT 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

I, Anthony Goodman, Chief Executive Officer and Principal Accounting Officer of Elray Resources, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Annual Report on Form 10-K of the Company for the year ended December 31, 2013 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2014	By:	/s/ Anthony Goodman
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Accounting Officer)